Exhibit 99.1

News Release

Abbott Reports Second-Quarter 2022 Results and Raises
Full-Year EPS Guidance

-	Sales growth of 10.1 percent; organic sales growth of 14.3 percent

-	GAAP diluted EPS growth of 72.7 percent; adjusted diluted EPS growth of 22.2 percent

-	Global COVID-19 testing-related sales of $2.3 billion in the second quarter

-	Continues to strengthen portfolio with new product approvals

ABBOTT PARK, Ill., July 20, 2022 — Abbott today announced financial results for the second quarter ended June 30, 2022.

•	Second-quarter sales of $11.3 billion increased 10.1 percent on a reported basis and 14.3 percent on an organic basis, which excludes the impact of foreign exchange.
•	GAAP diluted EPS[1] was $1.14 in the second quarter. Excluding specified items, adjusted diluted EPS was $1.43, which reflects growth of 22.2 percent compared to the prior year.
•	Global COVID-19 testing-related sales were $2.3 billion in the second quarter.
•	Abbott is raising its full-year 2022 EPS guidance. Abbott projects full-year diluted EPS on a GAAP basis of at least $3.50 and projected adjusted diluted EPS of at least $4.90.
•	2022 guidance includes projected COVID-19 testing-related sales of $6.1 billion, which includes sales of $5.6 billion through June 2022 and projected sales of $500 million over the next few months.
•	In April, Abbott announced U.S. Food and Drug Administration (FDA) approval of its Aveir™ single-chamber (VR) leadless pacemaker for the treatment of patients with slow heart rhythms. Aveir VR is the world's only leadless pacemaker with a unique mapping capability to assess correct positioning prior to placement and was specifically designed to be expandable and retrievable when therapy needs evolve or the device needs to be replaced.
•	In May, Abbott announced U.S. FDA clearance of its FreeStyle Libre® 3 system, which automatically delivers up-to-the-minute glucose readings and unsurpassed 14-day accuracy[2] in the world's smallest and thinnest[3] wearable sensor.
•	In June, Abbott announced breakthrough device designation from the U.S. FDA for its first-of-its-kind glucose-ketone biowearable sensor development program, which will enable people with diabetes to continuously monitor glucose and ketones in one sensor, helping those at risk for developing a life-threatening complication called diabetic ketoacidosis.

"We achieved another quarter of strong growth and are raising our full-year EPS guidance," said Robert B. Ford, chairman and chief executive officer, Abbott. "Our new product pipeline has remained highly productive, and our diversified business has continued to be resilient in a challenging macro environment."

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SECOND-Quarter Business Overview

Note: Management believes that measuring sales growth rates on an organic basis is an appropriate way for investors to best understand the underlying performance of the business. Organic sales growth excludes the impact of foreign exchange.

Following are sales by business segment and commentary for the second quarter 2022:

Total Company

($ in millions)

				% Change vs. 2Q21
	Sales 2Q22			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	4,892	6,365	11,257	36.6	(4.2)	10.1	36.6	2.3	14.3
Nutrition	761	1,192	1,953	(12.9)	(3.5)	(7.4)	(12.9)	1.5	(4.5)
Diagnostics	2,469	1,853	4,322	113.8	(11.4)	33.1	113.8	(5.6)	36.9
Established Pharmaceuticals	--	1,223	1,223	n/a	3.7	3.7	n/a	9.2	9.2
Medical Devices	1,660	2,097	3,757	7.9	(1.5)	2.5	7.9	7.1	7.5

* Total Q2 2022 Abbott sales include Other Sales of approximately $2 million.

				% Change vs. 1H21
	Sales 1H22			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	9,829	13,323	23,152	32.5	0.5	12.0	32.5	6.7	15.9
Nutrition	1,438	2,409	3,847	(15.9)	(1.1)	(7.2)	(15.9)	3.6	(4.4)
Diagnostics	5,210	4,398	9,608	86.4	(1.5)	32.3	86.4	4.3	35.9
Established Pharmaceuticals	--	2,370	2,370	n/a	5.3	5.3	n/a	11.2	11.2
Medical Devices	3,176	4,146	7,322	9.9	1.2	4.8	9.9	9.0	9.4

* Total 1H 2022 Abbott sales include Other Sales of approximately $5 million.

n/a = Not Applicable.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Second-quarter 2022 worldwide sales of $11.3 billion increased 10.1 percent on a reported basis and 14.3 percent on an organic basis.

Worldwide sales, excluding COVID-19 testing-related sales, decreased 0.3 percent on a reported basis and increased 4.1 percent on an organic basis in the quarter.4 Worldwide sales were negatively impacted by a voluntary recall and manufacturing shutdown initiated in February of certain infant formula products manufactured at one of Abbott's U.S. plants. Excluding COVID-19 testing-related sales and the U.S. sales associated with the recalled products in the current and prior years, total worldwide sales increased 1.6 percent on a reported basis and 6.2 percent on an organic basis in the second quarter. 5

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Nutrition

($ in millions)

				% Change vs. 2Q21
	Sales 2Q22			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	761	1,192	1,953	(12.9)	(3.5)	(7.4)	(12.9)	1.5	(4.5)
Pediatric	413	512	925	(21.6)	(9.5)	(15.3)	(21.6)	(5.8)	(13.4)
Adult	348	680	1,028	0.5	1.6	1.2	0.5	7.6	5.2

				% Change vs. 1H21
	Sales 1H22			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,438	2,409	3,847	(15.9)	(1.1)	(7.2)	(15.9)	3.6	(4.4)
Pediatric	751	1,021	1,772	(27.5)	(9.1)	(17.9)	(27.5)	(5.6)	(16.1)
Adult	687	1,388	2,075	2.1	5.8	4.6	2.1	11.5	8.3

Worldwide Nutrition sales decreased 7.4 percent on a reported basis and 4.5 percent on an organic basis in the second quarter. Total worldwide Nutrition and Pediatric Nutrition sales were negatively impacted by a voluntary recall and manufacturing shutdown initiated in February of certain infant formula products manufactured at one of Abbott's U.S. plants. On July 1, Abbott restarted partial production at the facility. Excluding the U.S. sales associated with these products in the current and prior years, total worldwide Nutrition sales increased 0.5 percent on a reported basis and 3.8 percent on an organic basis in the second quarter.6

In Adult Nutrition, Ensure®, Abbott's market-leading complete and balanced nutrition brand, and Glucerna®, Abbott's market-leading diabetes nutrition brand, led to global sales growth of 1.2 percent on a reported basis and 5.2 percent on an organic basis.

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Diagnostics

($ in millions)

				% Change vs. 2Q21
	Sales 2Q22			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	2,469	1,853	4,322	113.8	(11.4)	33.1	113.8	(5.6)	36.9
Core Laboratory	287	934	1,221	1.3	(8.6)	(6.5)	1.3	(2.0)	(1.3)
Molecular	71	141	212	(23.7)	(28.4)	(26.9)	(23.7)	(24.4)	(24.2)
Point of Care	101	38	139	3.2	(3.7)	1.2	3.2	0.3	2.4
Rapid Diagnostics	2,010	740	2,750	195.4	(11.2)	81.7	195.4	(5.8)	84.6

				% Change vs. 1H21
	Sales 1H22			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	5,210	4,398	9,608	86.4	(1.5)	32.3	86.4	4.3	35.9
Core Laboratory	555	1,850	2,405	0.1	(4.3)	(3.4)	0.1	1.7	1.3
Molecular	243	389	632	(9.4)	(16.9)	(14.2)	(9.4)	(12.4)	(11.3)
Point of Care	192	75	267	1.2	(1.7)	0.4	1.2	2.0	1.4
Rapid Diagnostics	4,220	2,084	6,304	136.6	4.9	67.2	136.6	10.9	70.4

Worldwide Diagnostics sales increased 33.1 percent on a reported basis and 36.9 percent on an organic basis in the second quarter. Global COVID-19 testing-related sales were $2.3 billion in the quarter, led by sales of testing products in Rapid Diagnostics.

Sales in Core Laboratory and Molecular Diagnostics were impacted by year-over-year declines in COVID-19 testing-related sales in these businesses. Excluding COVID-19 testing-related sales, Core Laboratory Diagnostics sales decreased 3.1 percent on a reported basis and increased 2.3 percent on an organic basis and Molecular Diagnostics sales increased 17.9 percent on a reported basis and 22.3 percent on an organic basis in the second quarter.7

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Established Pharmaceuticals

($ in millions)

				% Change vs. 2Q21
	Sales 2Q22			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	1,223	1,223	n/a	3.7	3.7	n/a	9.2	9.2
Key Emerging Markets	--	931	931	n/a	1.8	1.8	n/a	7.1	7.1
Other	--	292	292	n/a	10.3	10.3	n/a	16.7	16.7

				% Change vs. 1H21
	Sales 1H22			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	2,370	2,370	n/a	5.3	5.3	n/a	11.2	11.2
Key Emerging Markets	--	1,833	1,833	n/a	5.6	5.6	n/a	11.8	11.8
Other	--	537	537	n/a	4.5	4.5	n/a	9.2	9.2

Established Pharmaceuticals sales increased 3.7 percent on a reported basis and 9.2 percent on an organic basis in the second quarter.

Key Emerging Markets include several emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 1.8 percent on a reported basis and 7.1 percent on an organic basis, led by double-digit growth on a reported and organic basis in several geographies and therapeutic areas, including cardiometabolic, respiratory and central nervous system/pain management.

Other sales increased 10.3 percent on a reported basis and 16.7 percent on an organic basis in the quarter.

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Medical Devices

($ in millions)

				% Change vs. 2Q21
	Sales 2Q22			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,660	2,097	3,757	7.9	(1.5)	2.5	7.9	7.1	7.5
Rhythm Management	264	284	548	(2.3)	(4.4)	(3.4)	(2.3)	3.7	0.9
Electrophysiology	226	260	486	8.6	(6.8)	(0.2)	8.6	2.2	5.0
Heart Failure	179	62	241	6.5	4.2	5.9	6.5	13.6	8.3
Vascular	228	425	653	(6.7)	(5.8)	(6.1)	(6.7)	1.2	(1.6)
Structural Heart	207	233	440	8.1	0.9	4.2	8.1	11.4	9.9
Neuromodulation	157	40	197	(5.2)	(8.7)	(6.0)	(5.2)	0.2	(4.1)
Diabetes Care	399	793	1,192	37.8	3.4	12.8	37.8	12.4	19.4

				% Change vs. 1H21
	Sales 1H22			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	3,176	4,146	7,322	9.9	1.2	4.8	9.9	9.0	9.4
Rhythm Management	512	560	1,072	0.3	(2.7)	(1.3)	0.3	4.4	2.5
Electrophysiology	442	529	971	14.0	(0.1)	5.8	14.0	8.0	10.5
Heart Failure	346	116	462	10.6	7.3	9.7	10.6	15.9	11.9
Vascular	437	835	1,272	(6.0)	(3.7)	(4.5)	(6.0)	2.6	(0.4)
Structural Heart	397	454	851	10.4	3.4	6.5	10.4	12.8	11.7
Neuromodulation	300	76	376	(3.4)	(9.1)	(4.6)	(3.4)	(0.9)	(2.9)
Diabetes Care	742	1,576	2,318	36.8	5.5	13.8	36.8	13.7	19.8

Worldwide Medical Devices sales increased 2.5 percent on a reported basis and 7.5 percent on an organic basis in the second quarter. Sales growth was negatively impacted by reduced cardiovascular and neuromodulation procedure volumes as a result of recent surges of COVID-19 in several geographies, healthcare staffing challenges and lockdowns in China that were implemented to control the spread of the virus.

In Diabetes Care, FreeStyle Libre sales were approximately $1.1 billion in the quarter, which represents sales growth of 18.7 percent on a reported basis and 25.6 percent on an organic basis.

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Abbott'S EARNINGS-PER-SHARE guidance

Abbott is raising its projected full-year 2022 diluted earnings per share under GAAP to at least $3.50. Abbott forecasts specified items for the full-year 2022 of $1.40 per share primarily related to intangible amortization, costs related to a voluntary recall, expenses associated with acquisitions, restructurings and cost reduction initiatives and other net expenses. Excluding specified items, Abbott is raising its projected adjusted diluted earnings per share to at least $4.90 for the full-year 2022.

Abbott declares 394TH consecutive QUARTERLY DIVIDEND

On June 10, 2022, the board of directors of Abbott declared the company's quarterly dividend of $0.47 per share. Abbott's cash dividend is payable Aug. 15, 2022, to shareholders of record at the close of business on July 15, 2022.

Abbott has increased its dividend payout for 50 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:

Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 113,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com, on LinkedIn at www.linkedin.com/company/abbott-/, on Facebook at www.facebook.com/Abbott and on Twitter @AbbottNews.

Abbott will live-webcast its second-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later in the day.

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— Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2021, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Scott Leinenweber, 224-668-0791 Michael Comilla, 224-668-1872 Laura Dauer, 224-667-2299 Abbott Media: Karen Twigg May, 224-668-2681 Kate Dyer, 224-668-9965

1	All reported amounts relate to continuing operations only as there are no discontinued operations in the periods presented.
2	Data on file, Abbott Diabetes Care. Comparison based on publicly available information.
3	Among patient-applied sensors. Data on file, Abbott Diabetes Care.
4	In the second quarter of 2022, COVID-19 testing-related sales were $2.324 billion. In the second quarter of 2021, total worldwide sales were $10.223 billion, which included COVID-19 testing-related sales of $1.267 billion.
5	In the second quarter of 2022, U.S. sales of certain infant formula products were $116 million. In the second quarter of 2021, U.S. sales of certain infant formula products were $280 million.
6	In the second quarter of 2021, worldwide Nutrition sales were $2.108 billion, which included $280 million of U.S. sales of certain infant formula products.
7	In the second quarter of 2022, Core Laboratory and Molecular Diagnostics COVID-19 testing-related sales were $12 million and $75 million, respectively. In the second quarter of 2021, worldwide Core Laboratory and Molecular Diagnostics sales were $1.306 billion and $290 million, respectively. Core Laboratory and Molecular Diagnostics COVID-19 testing-related sales in the second quarter of 2021 were $58 million and $173 million, respectively.

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Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Second Quarter Ended June 30, 2022 and 2021

(in millions, except per share data)

(unaudited)

	2Q22	2Q21	% Change
Net Sales	$11,257	$10,223	10.1

Cost of products sold, excluding amortization expense	4,933	4,947	(0.3)	1)
Amortization of intangible assets	507	504	0.7
Research and development	684	654	4.8
Selling, general, and administrative	2,757	2,726	1.1
Total Operating Cost and Expenses	8,881	8,831	0.6

Operating Earnings	2,376	1,392	70.6

Interest expense, net	106	123	(14.1)
Other (income) expense, net	(82)	(79)	3.6
Earnings before taxes	2,352	1,348	74.4
Taxes on earnings	334	159	109.2

Net Earnings	$2,018	$1,189	69.7

Net Earnings Excluding Specified Items, as described below	$2,542	$2,115	20.2	2)

Diluted Earnings per Common Share	$1.14	$0.66	72.7

Diluted Earnings per Common Share,
excluding Specified Items, as described below	$1.43	$1.17	22.2	2)

Average Number of Common Shares Outstanding
Plus Dilutive Common Stock Options	1,765	1,793

NOTES:
See tables on page 13 for an explanation of certain non-GAAP financial information.
See footnotes on the following page.

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1)	2021 Cost of products sold, excluding amortization expense includes approximately $500 million of charges associated with a restructuring plan to align Abbott's manufacturing network for COVID-19 diagnostic tests with changes during the second quarter in projected testing demand.

2)	2022 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $524 million, or $0.29 per share, for intangible amortization, charges related to a voluntary recall and other net expenses primarily associated with acquisitions.

2021 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $926 million, or $0.51 per share, for intangible amortization and other net expenses primarily associated with restructuring actions, certain litigation and acquisitions.

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Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

First Half Ended June 30, 2022 and 2021

(in millions, except per share data)

(unaudited)

	1H22	1H21	% Change
Net Sales	$23,152	$20,679	12.0

Cost of products sold, excluding amortization expense	9,920	9,348	6.1	1)
Amortization of intangible assets	1,019	1,013	0.6
Research and development	1,381	1,308	5.6
Selling, general, and administrative	5,544	5,509	0.6
Total Operating Cost and Expenses	17,864	17,178	4.0

Operating Earnings	5,288	3,501	51.0

Interest expense, net	223	247	(9.9)
Net foreign exchange (gain) loss	(3)	3	n/m
Other (income) expense, net	(160)	(140)	14.5
Earnings before taxes	5,228	3,391	54.2
Taxes on earnings	763	409	86.5	2)

Net Earnings	$4,465	$2,982	49.7

Net Earnings Excluding Specified Items, as described below	$5,619	$4,483	25.3	3)

Diluted Earnings per Common Share	$2.51	$1.66	51.2

Diluted Earnings per Common Share,
excluding Specified Items, as described below	$3.16	$2.49	26.9	3)

Average Number of Common Shares Outstanding
Plus Dilutive Common Stock Options	1,770	1,792

NOTES:

See tables on page 14 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

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1)	2021 Cost of products sold, excluding amortization expense includes approximately $500 million of charges associated with a restructuring plan to align Abbott's manufacturing network for COVID-19 diagnostic tests with changes during the second quarter in projected testing demand.

2)	2022 Taxes on Earnings includes the recognition of approximately $27 million of net tax expense as a result of the resolution of various tax positions related to prior years and approximately $32 million in excess tax benefits associated with share-based compensation.

2021 Taxes on Earnings includes the recognition of approximately $90 million in excess tax benefits associated with share-based compensation.

3)	2022 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.154 billion, or $0.65 per share, for intangible amortization, charges related to a voluntary recall and other net expenses primarily associated with acquisitions.

2021 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.501 billion, or $0.83 per share, for intangible amortization and other net expenses primarily associated with restructuring actions, certain litigation and acquisitions.

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Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information

Second Quarter Ended June 30, 2022 and 2021

(in millions, except per share data)

(unaudited)

	2Q22
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$507	$(507)	$--
Gross Margin	5,817	563	6,380	56.7%
R&D	684	(32)	652	5.8%
SG&A	2,757	(14)	2,743	24.4%
Other (income) expense, net	(82)	(12)	(94)
Earnings before taxes	2,352	621	2,973
Taxes on Earnings	334	97	431
Net Earnings	2,018	524	2,542
Diluted Earnings per Share	$1.14	$0.29	$1.43

Specified items reflect intangible amortization expense of $507 million and other net expenses of $114 million that includes costs associated with a product recall, acquisitions, and other net expenses. See page 16 for additional details regarding specified items.

	2Q21
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$504	$(504)	$--
Gross Margin	4,772	1,048	5,820	56.9%
R&D	654	(18)	636	6.2%
SG&A	2,726	(90)	2,636	25.8%
Other (income) expense, net	(79)	35	(44)
Earnings before taxes	1,348	1,121	2,469
Taxes on Earnings	159	195	354
Net Earnings	1,189	926	2,115
Diluted Earnings per Share	$0.66	$0.51	$1.17

Specified items reflect intangible amortization expense of $504 million and other net expenses of $617 million, primarily associated with restructuring actions, certain litigation, acquisitions and other expenses. See page 17 for additional details regarding specified items.

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Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
First Half Ended June 30, 2022 and 2021
(in millions, except per share data)
(unaudited)

	1H22
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$1,019	$(1,019)	$--
Gross Margin	12,213	1,199	13,412	57.9%
R&D	1,381	(65)	1,316	5.7%
SG&A	5,544	(53)	5,491	23.7%
Other (income) expense, net	(160)	(27)	(187)
Earnings before taxes	5,228	1,344	6,572
Taxes on Earnings	763	190	953
Net Earnings	4,465	1,154	5,619
Diluted Earnings per Share	$2.51	$0.65	$3.16

Specified items reflect intangible amortization expense of $1.019 billion and other net expenses of $325 million that includes costs associated with a product recall, acquisitions, and other net expenses. See page 18 for additional details regarding specified items.

	1H21
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$1,013	$(1,013)	$--
Gross Margin	10,318	1,597	11,915	57.6%
R&D	1,308	(46)	1,262	6.1%
SG&A	5,509	(244)	5,265	25.5%
Other (income) expense, net	(140)	23	(117)
Earnings before taxes	3,391	1,864	5,255
Taxes on Earnings	409	363	772
Net Earnings	2,982	1,501	4,483
Diluted Earnings per Share	$1.66	$0.83	$2.49

Specified items reflect intangible amortization expense of $1.013 billion and other net expenses of $851 million, primarily associated with restructuring actions, certain litigation, acquisitions and other expenses. See page 19 for additional details regarding specified items.

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A reconciliation of the second-quarter tax rates for 2022 and 2021 is shown below:

	2Q22
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,352	$334	14.2%
Specified items	621	97
Excluding specified items	$2,973	$431	14.5%

	2Q21
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,348	$159	11.9%
Specified items	1,121	195
Excluding specified items	$2,469	$354	14.4%

A reconciliation of the year-to-date tax rates for 2022 and 2021 is shown below:

	1H22
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$5,228	$763	14.6%	1)
Specified items	1,344	190
Excluding specified items	$6,572	$953	14.5%

	1H21
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$3,391	$409	12.1%	2)
Specified items	1,864	363
Excluding specified items	$5,255	$772	14.7%

1)	2022 Taxes on Earnings includes the recognition of approximately $27 million of net tax expense as a result of the resolution of various tax positions related to prior years and approximately $32 million in excess tax benefits associated with share-based compensation.

2)	2021 Taxes on Earnings includes the recognition of approximately $90 million in excess tax benefits associated with share-based compensation.

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Abbott Laboratories and Subsidiaries
Details of Specified Items
Second Quarter Ended June 30, 2022
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$20	$(6)	$507	$42	$563
R&D	(5)	--	--	(27)	(32)
SG&A	(7)	--	--	(7)	(14)
Other (income) expense, net	(4)	--	--	(8)	(12)
Earnings before taxes	$36	$(6)	$507	$84	621
Taxes on Earnings (d)					97
Net Earnings					$524
Diluted Earnings per Share					$0.29

The table above provides additional details regarding the specified items described on page 13.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. The Gross Margin amount includes a credit associated with the charges taken in the second quarter of 2021 for a restructuring plan related to Abbott's manufacturing network for COVID-19 diagnostic tests.

c)	Other includes costs related to a voluntary recall within the Nutrition segment and incremental costs to comply with the European Union's Medical Device (MDR) and In Vitro Diagnostics Medical Device (IVDR) Regulations for previously approved products.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

—more—

Abbott Laboratories and Subsidiaries

Details of Specified Items

Second Quarter Ended June 30, 2021

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$21	$510	$504	$13	$1,048
R&D	(3)	1	--	(16)	(18)
SG&A	(18)	2	--	(74)	(90)
Other (income) expense, net	(3)	--	--	38	35
Earnings before taxes	$45	$507	$504	$65	1,121
Taxes on Earnings (d)					195
Net Earnings					$926
Diluted Earnings per Share					$0.51

The table above provides additional details regarding the specified items described on page 13.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites. The Gross Margin amount includes charges associated with a restructuring plan to align Abbott's manufacturing network for COVID-19 diagnostic tests with changes during the second quarter in projected testing demand.

c)	Other includes costs related to certain litigation and the impairment of an intangible asset, as well as a gain on the disposition of an equity method investment.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

—more—

Abbott Laboratories and Subsidiaries

Details of Specified Items

First Half Ended June 30, 2022

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$41	$(12)	$1,019	$151	$1,199
R&D	(7)	(1)	--	(57)	(65)
SG&A	(18)	--	--	(35)	(53)
Other (income) expense, net	(11)	--	--	(16)	(27)
Earnings before taxes	$77	$(11)	$1,019	$259	1,344
Taxes on Earnings (d)					190
Net Earnings					$1,154
Diluted Earnings per Share					$0.65

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. The Gross Margin amount includes a credit associated with the charges taken in the second quarter of 2021 for a restructuring plan related to Abbott's manufacturing network for COVID-19 diagnostic tests.

c)	Other includes charges related to a voluntary recall within the Nutrition segment and incremental costs to comply with the European Union's Medical Device (MDR) and In Vitro Diagnostics Medical Device (IVDR) Regulations for previously approved products.

d)	Reflects the net tax benefit associated with the specified items, excess tax benefits associated with share-based compensation and net tax expense as a result of the resolution of various tax positions related to prior years.

—more—

Abbott Laboratories and Subsidiaries

Details of Specified Items

First Half Ended June 30, 2021

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$40	$529	$1,013	$15	$1,597
R&D	(5)	1	--	(42)	(46)
SG&A	(31)	1	--	(214)	(244)
Other (income) expense, net	(3)	1	--	25	23
Earnings before taxes	$79	$526	$1,013	$246	1,864
Taxes on Earnings (d)					363
Net Earnings					$1,501
Diluted Earnings per Share					$0.83

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites. The Gross Margin amount includes charges associated with a restructuring plan to align Abbott's manufacturing network for COVID-19 diagnostic tests with changes during the second quarter in projected testing demand.

c)	Other primarily relates to the costs related to certain litigation, the acquisition of a research and development asset, the impairments of an equity investment and an intangible asset, and the gain on the disposition of an equity method investment.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

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